Exhibit 10.1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE 1 OF 2 Pages

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE		4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00008		See Block 16C

6. ISSUED BY	CODE	HM0210		7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]

[**Redacted**]				[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code)			(X)	9A. AMENDMENT OF SOLICITATION NO.

DIGITALGLOBE, INC,
Attn: DIGITALGLOBE, INC.				9B. DATED (SEE ITEM 11)
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493

			X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021013CN002

10B. DATED (SEE ITEM 13)
CODE		FACILITY CODE		07/30/2013
1CGQ7

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐				The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ Is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:(a) By completing ltems 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or Ietter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
Not Applicable

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
☐ A.	THIS CHANGE ORDER IS ISSUED PURSUANTTO’ (SPECIFY AUTHORITY) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐ C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐ D.	OTHER (Specify type of modification and authority)

☒		FAR 45.102 & DoD PGI 245.103-71

E. IMPORTANT:	Contractor: ☐ is not.		☒ is required to sign this document and return 1 copies to the Issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATlON (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 31-1420852
DUNS Number: 789638418

The purpose of this modification is to document the transfer of all remaining government furnished equipment (GFE) accountable under GeoEye Imagery Collection Systems, Inc. (GeoEye ) EnhancedView Contract HM0210-10-C-0003 (reference GeoEye Contract Modification P00033) to DigitalGlobe, Inc. Contract HM0210-13-C-N002.

The transfer of GFE accountability is being accomplished in accordance with FAR 45.102 and DoD PGI 245.103-71, wherein in consideration for the transfer of accountability for the items identified DigitalGlobe shall provide NGA access to the GeoEye- 1 and IKONOS satellites for new collections through the use of [**Redacted**] per month

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A. as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A NAME AND TITLE-OF CONTRACTING OFFICER (Type or print)

[**Redacted**]				[**Redacted**]

15B. CONTRACTOR/OFFICER				16C. DATE SIGNED
[**Redacted**]

(Signature of parson authorized to sign)

[**Redacted**]

		16B. [**Redacted**]		STANDARD FORM 30 (REV.10·83)
NSN 7540 -01·152·6070				Prescribed by GSA
Previous edition unusable				FAR (48 CFR) 53.243

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 2
HM021013CN002/P00008

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(reference DigitalGlobe Contract Modification

HM0210-13-C-N002-P00002).

1.     Under Section J - List of Attachments, Attachment 3, Government Furnished Property List, the date for Attachment 3 is changed from July 6, 2010 to February 28, 2014.

2.     Attachment 3, Government Furnished Property List is deleted in its entirety and replaced with new Attachment 3 dated 28-February-2014. Attachment 3 is DigitalGlobe’s formally submitted Contractor Acquired Property/Government Furnished Property Current Inventory Report for the period October 2013 through February 2014 (reference DigitalGlobe email dated March 28, 2014, Subject: CAP/GFP Current Inventory - Reporting for period October 2013 through February 2014).

3.     The Contractor shall take such actions as required to document the above transfer of accountability in accordance with Special Contract Requirement H.13, NGA: 5X45.102-9000 Government Furnished Accountable Property (MAY 2003).

Payment:

[**Redacted**]

Period of Performance: 09/01/2013 to 08/31/2014

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00008

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1             (U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED

Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	January 22, 2014
2	DD Form 254, Contract Security Classification Specification, Revision 4	June 20, 2013
3	Government Furnished Property List	February 28, 2014
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement

Contract Page 64 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1